Exhibit 10.2
EXECUTION COPY
THIRD AMENDMENT TO CREDIT AGREEMENT
          THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of December 15, 2008, by and among TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”), TRICO SUBSEA HOLDING AS, a limited company organized under the laws of Norway (“Trico Subsea Holding”), TRICO SUBSEA AS, a limited company organized under the laws of Norway (“Trico Subsea”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and wholly-owned Subsidiary of Holdings (“the Borrower”), the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
          WHEREAS, the Borrower, Trico Subsea, Trico Subsea Holding, Holdings, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of April 24, 2008 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
          WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;
          NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
          1. Section 10.04 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of subsection (iv), (B) deleting the period at the end of subsection (v) and inserting “; and” in lieu thereof, and (C) adding new subsection (vi) as follows: “(vi) Indebtedness permitted under Section 10.10(a).”
          3. Section 10.10(a) of the Credit Agreement is hereby amended by deleting in its entirety subsection (ii) contained therein and replacing it with the following new subsection (ii): “(ii)(x) guarantees of indebtedness of DeepOcean and its Subsidiaries in an aggregate principal amount not to exceed $300,000,000 and (y) other additional Investments not to exceed $5,000,000 in the aggregate.”
II. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined herein) before giving effect to this Third Amendment, (ii) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined herein) after giving effect to this Third Amendment and (iii) all of the

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representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          2. The Credit Agreement is modified only by the express provisions of this Third Amendment and this Third Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.
          3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          5. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when (i) the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com) and (ii) the Borrower shall have paid a non-refundable fee in the amount of $5,000, which fee shall be earned by each Lender party hereto and made payable to the Administrative Agent for distribution to the Lenders.
          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
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NEWYORK 6910278 (2K)	Trico $100MM Third Amendment

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

TRICO SUPPLY AS
By:	/s/ Gerry Grey
	Name:	Gerry Grey
	Title:	CEO

TRICO SUBSEA HOLDING AS
By:
Name:
Title:

TRICO SUBSEA AS
By:
Name:
Title:

TRICO SHIPPING AS
By:	/s/ Gerry Grey
	Name:	Gerry Grey
	Title:	CEO

signature page to Third Amendment Trico $100MM Credit Agreement

NEWYORK 6910278 (2K)

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

TRICO SUPPLY AS
By:
Name:
Title:

TRICO SUBSEA HOLDING AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Director

TRICO SUBSEA AS
By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Director

TRICO SHIPPING AS
By:
Name:
Title:

signature page to Third Amendment Trico $100MM Credit Agreement

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NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

signature page to Third Amendment Trico $100MM Credit Agreement

NEWYORK 6910278 (2K)	Trico $200MM Second Amendment

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO SUPPLY AS, TRICO SUBSEA HOLDING AS, TRICO SUBSEA AS, TRICO SHIPPING AS, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

signature page to Third Amendment Trico $100MM Credit Agreement

NEWYORK 6910278 (2K)

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO SUPPLY AS, TRICO SUBSEA HOLDING AS, TRICO SUBSEA AS, TRICO SHIPPING AS, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BAYERISCHE HYPO-UND VEREINSBANK AG

By:	/s/ Somitsch
	Name:	Somitsch
	Title:	VP

By:	/s/ PHAM
	Name:	PHAM
Title:

signature page to Third Amendment Trico $100MM Credit Agreement

NEWYORK 6910278 (2K)